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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                            Reported): March 25, 1997


         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1997 which provides for the issuance of Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-1).

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-21329                    13-3320910
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)

11 Madison Avenue
New York, New York                                                  10010
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Address of Principal                                            (Zip Code)
Executive Offices

        Registrant's telephone number, including area code (212) 325-2000
                                                           ---------------

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not Applicable.

          (c)  Exhibits (Numbered pursuant to Item 601 of Regulation S-K).

               (5)  Opinion of Brown & Wood LLP with respect to legality.
               (8)  Opinion of Brown & Wood LLP with respect to tax matters.
               (10) Pooling and Servicing Agreement, dated as of March 1, 1997, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Associates Housing Finance Services, Inc., as Servicer, and The First National Bank of Chicago, as Trustee.
               (23) Consents of counsel (included in Exhibits 5 and 8).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.



                                       By: /s/ JOY E. MARGOLIES
                                          ---------------------------
                                          Joy E. Margolies

Dated:  March 25, 1997


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                                  Exhibit Index
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Exhibit                                                                  Page
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(5)  Opinion of Brown & Wood LLP with respect to legality.

(8)  Opinion of Brown & Wood LLP with respect to tax matters.

(10) Pooling and Servicing Agreement, dated as of March 1, 1997, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Associates Housing Finance Services, Inc., as Servicer, and The First National Bank of Chicago, as Trustee.


(23) Consents of counsel (included in Exhibits 5 and 8).